Exhibit 10.6

US Form

AMBIQ MICRO, INC.

STOCK OPTION GRANT NOTICE

(2020 EQUITY INCENTIVE PLAN)

Ambiq Micro, Inc. (the “Company”), pursuant to its 2020 Equity Incentive Plan (as amended and/or restated as of the Date of Grant set forth below, the “Plan”), has granted to Optionholder an option to purchase the number of shares of the Common Stock set forth below (the “Option”). The Option is subject to all of the terms and conditions as set forth in this Stock Option Grant Notice (the “Grant Notice”) and in the Plan, the Option Agreement, and the Notice of Exercise, all of which are attached to this Grant Notice and incorporated into this Grant Notice in their entirety. Capitalized terms not explicitly defined in this Grant Notice but defined in the Plan or the Option Agreement shall have the meanings set forth in the Plan or the Option Agreement, as applicable. If the Company uses an electronic capitalization table system (such as Carta or Shareworks) and the fields below are blank or the information is otherwise provided in a different format electronically, the blank fields and other information (such as exercise schedule and type of grant) shall be deemed to come from the electronic capitalization system and is considered part of this Grant Notice.

Optionholder:
Date of Grant:
Vesting Commencement Date:
Number of Shares Subject to Option:
Exercise Price (Per Share)[1]:
Total Exercise Price:
Expiration Date:
Exercise Schedule:	[Same as Vesting Schedule] [Early Exercise Permitted]
Type of Grant[2]:	[Incentive Stock Option] [Nonstatutory Stock Option]

Vesting Schedule: [Sample of standard vesting.] [One fourth (1/4th) of the shares subject to the Option will vest on the twelve (12) month anniversary of the Vesting Commencement Date; the balance of the shares will vest in a series of thirty-six (36) successive equal monthly installments measured from the twelve (12) month anniversary of the Vesting Commencement Date, subject to Optionholder’s Continuous Service as of each such vesting date.]

[1]	The exercise price may be paid by one or a combination of the methods permitted in the Option Agreement.
[2]

If this is an Incentive Stock Option, it (plus other outstanding Incentive Stock Options) cannot be first exercisable for more than $100,000 in value (measured by exercise price) in any calendar year. Any excess over $100,000 is a Nonstatutory Stock Option.

US Form

Optionholder Acknowledgements: By Optionholder’s signature below or by electronic acceptance or authentication in a form authorized by the Company, Optionholder understands and agrees that the Option is governed by this Stock Option Grant Notice, and the provisions of the Plan and the Option Agreement and the Notice of Exercise, all of which are made a part of this document.

By accepting this Option, Optionholder consents to receive this Grant Notice, the Option Agreement, the Plan, and any other Plan-related documents by electronic delivery and to participate in the Plan through an on-line or electronic system established and maintained by the Company or another third party designated by the Company. Optionholder represents that he or she has read and is familiar with the provisions of the Plan and the Option Agreement. Optionholder acknowledges and agrees that this Grant Notice and the Option Agreement may not be modified, amended or revised except in writing signed by Optionholder and a duly authorized officer of the Company.

Optionholder further acknowledges that in the event of any conflict between the provisions in this Grant Notice, the Option Agreement, the Notice of Exercise and the terms of the Plan, the terms of the Plan shall control. Optionholder further acknowledges that the Option Agreement sets forth the entire understanding between Optionholder and the Company regarding the acquisition of Common Stock and supersedes all prior oral and written agreements, promises and/or representations on that subject with the exception of other equity awards previously granted to Optionholder and any written employment agreement, offer letter, severance agreement, written severance plan or policy, or other written agreement between the Company and Optionholder in each case that specifies the terms that should govern this Option.

Optionholder further acknowledges that this Grant Notice has been prepared on behalf of the Company by Cooley LLP, counsel to the Company and that Cooley LLP does not represent, and is not acting on behalf of, Optionholder in any capacity. Optionholder has been provided with an opportunity to consult with Optionholder’s own counsel with respect to this Grant Notice.

This Grant Notice may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act or other applicable law) or other transmission method and any counterpart so delivered will be deemed to have been duly and validly delivered and be valid and effective for all purposes.

Ambiq Micro, Inc.		Optionholder:

By:		By:
	(Signature)		(Signature)
Title:		Email:
Date:		Date:

Attachments: Option Agreement, 2020 Equity Incentive Plan and Notice of Exercise

US Form

ATTACHMENT I

OPTION AGREEMENT

AMBIQ MICRO, INC.

2020 Equity Incentive Plan

OPTION AGREEMENT

(INCENTIVE STOCK OPTION OR NONSTATUTORY STOCK OPTION)

Pursuant to your Stock Option Grant Notice (“Grant Notice”) and this Option Agreement, Ambiq Micro, Inc. (the “Company”) has granted you an option under its 2020 Equity Incentive Plan (the “Plan”) to purchase the number of shares of the Company’s Common Stock indicated in your Grant Notice at the exercise price indicated in your Grant Notice. The option is granted to you effective as of the date of grant set forth in the Grant Notice (the “Date of Grant”). If there is any conflict between the terms in this Option Agreement and the Plan, the terms of the Plan will control. Capitalized terms not explicitly defined in this Option Agreement or in the Grant Notice but defined in the Plan will have the same definitions as in the Plan.

The details of your option, in addition to those set forth in the Grant Notice and the Plan, are as follows:

1. Vesting. Your option will vest as provided in your Grant Notice. Vesting will cease upon the termination of your Continuous Service.

2. Number of Shares and Exercise Price. The number of shares of Common Stock subject to your option and your exercise price per share in your Grant Notice will be adjusted for Capitalization Adjustments.

3. Exercise Restriction for Non-Exempt Employees. If you are an Employee eligible for overtime compensation under the Fair Labor Standards Act of 1938, as amended (that is, a “Non-Exempt Employee”), and except as otherwise provided in the Plan, you may not exercise your option until you have completed at least six months of Continuous Service measured from the Date of Grant, even if you have already been an employee for more than six months. Consistent with the provisions of the Worker Economic Opportunity Act, you may exercise your option as to any vested portion prior to such six month anniversary in the case of (i) your death or disability, (ii) a Corporate Transaction in which your option is not assumed, continued or substituted, (iii) a Change in Control or (iv) your termination of Continuous Service on your “retirement” (as defined in the Company’s benefit plans).

4. Exercise prior to Vesting (“Early Exercise”). If permitted in your Grant Notice (i.e., the “Exercise Schedule” indicates “Early Exercise Permitted”) and subject to the provisions of your option, you may elect at any time that is both (i) during the period of your Continuous Service and (ii) during the term of your option, to exercise all or part of your option, including the unvested portion of your option; provided, however, that:

(a) a partial exercise of your option will be deemed to cover first vested shares of Common Stock and then the earliest vesting installment of unvested shares of Common Stock;

(b) any shares of Common Stock so purchased from installments that have not vested as of the date of exercise will be subject to the purchase option in favor of the Company as described in the Company’s form of Early Exercise Stock Purchase Agreement;

1.

(c) you will enter into the Company’s form of Early Exercise Stock Purchase Agreement with a vesting schedule that will result in the same vesting as if no early exercise had occurred; and

(d) if your option is an Incentive Stock Option, then, to the extent that the aggregate Fair Market Value (determined at the Date of Grant) of the shares of Common Stock with respect to which your option plus all other Incentive Stock Options you hold are exercisable for the first time by you during any calendar year (under all plans of the Company and its Affiliates) exceeds $100,000, your option(s) or portions thereof that exceed such limit (according to the order in which they were granted) will be treated as Nonstatutory Stock Options.

5. Method of Payment. You must pay the full amount of the exercise price for the shares you wish to exercise. The permitted methods of payment are as follows:

(a) by cash, check, bank draft, electronic funds transfer or money order payable to the Company;

(b) subject to Company and/or Board consent at the time of exercise and provided that at the time of exercise the Common Stock is publicly traded, pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board that, prior to the issuance of Common Stock, results in either the receipt of cash (or check) by the Company or the receipt of irrevocable instructions to pay the aggregate exercise price to the Company from the sales proceeds. This manner of payment is also known as a “broker-assisted exercise”, “same day sale”, or “sell to cover”;

(c) subject to Company and/or Board consent at the time of exercise and provided that at the time of exercise the Common Stock is publicly traded, by delivery to the Company (either by actual delivery or attestation) of already-owned shares of Common Stock that are owned free and clear of any liens, claims, encumbrances or security interests, and that are valued at Fair Market Value on the date of exercise. “Delivery” for these purposes, in the sole discretion of the Company at the time you exercise your option, will include delivery to the Company of your attestation of ownership of such shares of Common Stock in a form approved by the Company. You may not exercise your option by delivery to the Company of Common Stock if doing so would violate the provisions of any law, regulation or agreement restricting the redemption of the Company’s stock;

(d) subject to Company and/or Board consent at the time of exercise, and provided that the Option is a Nonstatutory Stock Option, by a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Common Stock issued upon exercise of the Option by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate exercise price plus, to the extent permitted by the Company and/or Board at the time of exercise, the aggregate withholding obligations in respect of the Option exercise; provided, further that you must pay any remaining balance of the aggregate exercise price not satisfied by the “net exercise” in cash or other permitted form of payment. Shares of Common Stock will no longer be subject to the Option and will not be exercisable thereafter to the extent that (A) shares issuable upon exercise are used to pay the exercise price pursuant to the “net exercise,” (B) shares are delivered to you as a result of such exercise, and (C) shares are withheld to satisfy tax withholding obligations;

(e) subject to the consent of the Company and/or Board at the time of exercise, according to a deferred payment or similar arrangement with you; provided, however, that interest will compound at least annually and will be charged at the minimum rate of interest necessary to avoid (A) the imputation of interest income to the Company and compensation income to the Optionholder under any applicable provisions of the Code, and (B) the classification of the Option as a liability for financial accounting purposes; or

2.

(f) in any other form of legal consideration that may be acceptable to the Board.

6. Whole Shares. You may exercise your option only for whole shares of Common Stock.

7. Securities Law Compliance. In no event may you exercise your option unless the shares of Common Stock issuable upon exercise are then registered under the Securities Act or, if not registered, the Company has determined that your exercise and the issuance of the shares would be exempt from the registration requirements of the Securities Act. The exercise of your option also must comply with all other applicable laws and regulations governing your option, and you may not exercise your option if the Company determines that such exercise would not be in material compliance with such laws and regulations (including any restrictions on exercise required for compliance with Treas. Reg. 1.401(k)-1(d)(3), if applicable).

8. Term. You may not exercise your option before the Date of Grant or after the expiration of the option’s term. Except as set forth in your Grant Notice, the term of your option expires, subject to the provisions of Section 5(h) of the Plan, upon the earliest of the following:

(a) immediately upon the termination of your Continuous Service for Cause;

(b) three months after the termination of your Continuous Service for any reason other than Cause, your Disability or your death (except as otherwise provided in Section 8(d) below); provided, however, that if during any part of such three month period your option is not exercisable solely because of the condition set forth in the section above relating to “Securities Law Compliance,” your option will not expire until the earlier of the Expiration Date or until it has been exercisable for an aggregate period of three months after the termination of your Continuous Service; provided further, that if (i) you are a Non-Exempt Employee, (ii) your Continuous Service terminates within six months after the Date of Grant, and (iii) you have vested in a portion of your option at the time of your termination of Continuous Service, your option will not expire until the earlier of (x) the later of (A) the date that is seven months after the Date of Grant, and (B) the date that is three months after the termination of your Continuous Service, and (y) the Expiration Date;

(c) 12 months after the termination of your Continuous Service due to your Disability (except as otherwise provided in Section 8(d)) below;

(d) 18 months after your death if you die either during your Continuous Service or within three (3) months after your Continuous Service terminates for any reason other than Cause;

(e) the Expiration Date indicated in your Grant Notice; or

(f) the day before the 10th anniversary of the Date of Grant.

3.

If your option is an Incentive Stock Option, note that to obtain the federal income tax advantages associated with an Incentive Stock Option, the Code requires that at all times beginning on the Date of Grant and ending on the day three months before the date of your option’s exercise, you must be an employee of the Company or an Affiliate, except in the event of your death or Disability. The Company has provided for extended exercisability of your option under certain circumstances for your benefit but cannot guarantee that your option will necessarily be treated as an Incentive Stock Option if you continue to provide services to the Company or an Affiliate as a Consultant or Director after your employment terminates or if you otherwise exercise your option more than three months after the date your employment with the Company or an Affiliate terminates.

9. Exercise.

(a) You may exercise the vested portion of your option (and the unvested portion of your option if your Grant Notice so permits) during its term by delivering a Notice of Exercise (in a form designated by the Company) together with the exercise price to the Secretary of the Company, or to such other person as the Company may designate, during regular business hours. If required by the Company, your exercise may be made contingent on your execution of any additional documents specified by the Company (including, without limitation, any voting agreement, right of first refusal and co-sale agreement or any other agreement between the Company and some or all of its stockholders).

(b) By exercising your option you agree that, as a condition to any exercise of your option, the Company may require you to enter into an arrangement providing for the payment by you to the Company of any tax withholding obligation of the Company arising by reason of (i) the exercise of your option, (ii) the lapse of any substantial risk of forfeiture to which the shares of Common Stock are subject at the time of exercise, or (iii) the disposition of shares of Common Stock acquired upon such exercise.

(c) If your option is an Incentive Stock Option, by exercising your option you agree that you will notify the Company in writing within 15 days after the date of any disposition of any of the shares of the Common Stock issued upon exercise of your option that occurs within two years after the Date of Grant or within one year after such shares of Common Stock are transferred upon exercise of your option.

(d) By exercising your option you agree that you will not sell, dispose of, transfer, make any short sale of, grant any option for the purchase of, or enter into any hedging or similar transaction with the same economic effect as a sale with respect to any shares of Common Stock or other securities of the Company held by you, for a period of 180 days following the effective date of a registration statement of the Company filed under the Securities Act or such longer period as the underwriters or the Company will request to facilitate compliance with applicable FINRA rules (the “Lock-Up Period”); provided, however, that nothing contained in this section will prevent the exercise of a repurchase option, if any, in favor of the Company during the Lock-Up Period. You further agree to execute and deliver such other agreements as may be reasonably requested by the Company or the underwriters that are consistent with the foregoing or that are necessary to give further effect thereto. In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to your shares of Common Stock until the end of such period. You also agree that any transferee of any shares of Common Stock (or other securities) of the Company held by you will be bound by this Section 9(d). The underwriters of the Company’s stock are intended third party beneficiaries of this Section 9(d) and will have the right, power and authority to enforce the provisions hereof as though they were a party hereto. You further agree that the obligations contained in this Section 9(d) shall also, if so determined by the Company’s Board of Directors, apply in the Company’s initial listing of its Common Stock on a national securities exchange by means of a registration statement on Form S-1 under the Securities Act (or any successor registration form under the Securities Act subsequently adopted by the Securities and Exchange Commission) filed by the Company with the Securities and Exchange Commission that registers shares of existing capital stock of the Company for resale (a “Direct Listing”), provided that all holders of at least 5% of the Company’s outstanding Common Stock (after giving effect to the conversion into Common Stock of any outstanding Preferred Stock of the Company) are subject to substantially similar obligations with respect to such Direct Listing.

4.

10. Transferability. Except as otherwise provided in this Section 10, your option is not transferable, except by will or by the laws of descent and distribution, and is exercisable during your life only by you.

(a) Certain Trusts. Upon receiving written permission from the Board or its duly authorized designee, you may transfer your option to a trust if you are considered to be the sole beneficial owner (determined under Section 671 of the Code and applicable state law) while the option is held in the trust. You and the trustee must enter into transfer and other agreements required by the Company.

(b) Domestic Relations Orders. Upon receiving written permission from the Board or its duly authorized designee, and provided that you and the designated transferee enter into transfer and other agreements required by the Company, you may transfer your option pursuant to the terms of a domestic relations order, official marital settlement agreement or other divorce or separation instrument as permitted by Treasury Regulation 1.421-1(b)(2) that contains the information required by the Company to effectuate the transfer. You are encouraged to discuss the proposed terms of any division of this option with the Company prior to finalizing the domestic relations order or marital settlement agreement to help ensure the required information is contained within the domestic relations order or marital settlement agreement. If this option is an Incentive Stock Option, this option may be deemed to be a Nonstatutory Stock Option as a result of such transfer.

(c) Beneficiary Designation. Upon receiving written permission from the Board or its duly authorized designee, you may, by delivering written notice to the Company, in a form approved by the Company and any broker designated by the Company to handle option exercises, designate a third party who, on your death, will thereafter be entitled to exercise this option and receive the Common Stock or other consideration resulting from such exercise. In the absence of such a designation, your executor or administrator of your estate will be entitled to exercise this option and receive, on behalf of your estate, the Common Stock or other consideration resulting from such exercise.

11. Option not a Service Contract. Your option is not an employment or service contract, and nothing in your option will be deemed to create in any way whatsoever any obligation on your part to continue in the employ of the Company or an Affiliate, or of the Company or an Affiliate to continue your employment. In addition, nothing in your option will obligate the Company or an Affiliate, their respective stockholders, boards of directors, officers or employees to continue any relationship that you might have as a Director or Consultant for the Company or an Affiliate.

12. Withholding Obligations.

(a) At the time you exercise your option, in whole or in part, and at any time thereafter as requested by the Company, you hereby authorize withholding from payroll and any other amounts payable to you, and otherwise agree to make adequate provision for (including by means of a “same day sale” pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board to the extent permitted by the Company), any sums required to satisfy the federal, state, local and foreign tax withholding obligations of the Company or an Affiliate, if any, which arise in connection with the exercise of your option.

5.

(b) If this option is a Nonstatutory Stock Option, then upon your request and subject to approval by the Company, and compliance with any applicable legal conditions or restrictions, the Company may withhold from fully vested shares of Common Stock otherwise issuable to you upon the exercise of your option a number of whole shares of Common Stock having a Fair Market Value, determined by the Company as of the date of exercise, not in excess of the minimum amount of tax required to be withheld by law (or such lower amount as may be necessary to avoid classification of your option as a liability for financial accounting purposes). If the date of determination of any tax withholding obligation is deferred to a date later than the date of exercise of your option, share withholding pursuant to the preceding sentence will not be permitted unless you make a proper and timely election under Section 83(b) of the Code, covering the aggregate number of shares of Common Stock acquired upon such exercise with respect to which such determination is otherwise deferred, to accelerate the determination of such tax withholding obligation to the date of exercise of your option. Notwithstanding the filing of such election, shares of Common Stock will be withheld solely from fully vested shares of Common Stock determined as of the date of exercise of your option that are otherwise issuable to you upon such exercise. Any adverse consequences to you arising in connection with such share withholding procedure will be your sole responsibility.

(c) You may not exercise your option unless the tax withholding obligations of the Company and/or any Affiliate are satisfied. Accordingly, you may not be able to exercise your option when desired even though your option is vested, and the Company will have no obligation to issue a certificate for such shares of Common Stock or release such shares of Common Stock from any escrow provided for herein, if applicable, unless such obligations are satisfied.

13. Tax Consequences. You hereby agree that the Company does not have a duty to design or administer the Plan or its other compensation programs in a manner that minimizes your tax liabilities. You will not make any claim against the Company, or any of its Officers, Directors, Employees or Affiliates related to tax liabilities arising from your option or your other compensation. In particular, you acknowledge that this option is exempt from Section 409A of the Code only if the exercise price per share specified in the Grant Notice is at least equal to the “fair market value” per share of the Common Stock on the Date of Grant and there is no other impermissible deferral of compensation associated with the option. Because the Common Stock is not traded on an established securities market, the Fair Market Value is determined by the Board, perhaps in consultation with an independent valuation firm retained by the Company. You acknowledge that there is no guarantee that the Internal Revenue Service will agree with the valuation as determined by the Board, and you will not make any claim against the Company, or any of its Officers, Directors, Employees or Affiliates in the event that the Internal Revenue Service asserts that the valuation determined by the Board is less than the “fair market value” as subsequently determined by the Internal Revenue Service.

14. Notices. Any notices provided for in your option or the Plan will be given in writing (including electronically) and will be deemed effectively given upon receipt or, in the case of notices delivered by mail by the Company to you, five days after deposit in the United States mail, postage prepaid, addressed to you at the last address you provided to the Company. The Company may, in its sole discretion, decide to deliver any documents related to participation in the Plan and this option by electronic means or to request your consent to participate in the Plan by electronic means. By accepting this option, you consent to receive such documents by electronic delivery and to participate in the Plan through an on-line or electronic system established and maintained by the Company or another third party designated by the Company.

15. Governing Plan Document. Your option is subject to all the provisions of the Plan, the provisions of which are hereby made a part of your option, and is further subject to all interpretations, amendments, rules and regulations, which may from time to time be promulgated and adopted pursuant to the Plan. If there is any conflict between the provisions of your option and those of the Plan, the provisions of the Plan will control.

6.

ATTACHMENT II

2020 Equity Incentive Plan

[Reference is made to the 2020 Equity Incentive Plan filed separately]

ATTACHMENT III

NOTICE OF EXERCISE

AMBIQ MICRO, INC.

NOTICE OF EXERCISE

This constitutes notice to Ambiq Micro, Inc. (the “Company”) under my stock option that I elect to purchase the below number of shares of Common Stock of the Company (the “Shares”) for the price set forth below. Use of certain payment methods is subject to Company and/or Board consent and certain additional requirements set forth in the Option Agreement and the Plan. If the Company uses an electronic capitalization table system (such as Carta or Shareworks) and the fields below are blank, the blank fields shall be deemed to come from the electronic capitalization system and is considered part of this Notice of Exercise.

Option Information

Type of option (check one):	Incentive ☐ Nonstatutory ☐

Stock option dated:

Number of Shares as to which option is exercised:

Certificates to be issued in name of:[3]

Exercise Information

Date of Exercise:

Total exercise price:

Cash:[4]

Regulation T Program (cashless exercise):[5]

Value of _________ Shares delivered with this notice:[6]

Value of _________ Shares pursuant to net exercise:[7]

By this exercise, I agree (i) to provide such additional documents as you may require pursuant to the terms of the 2020 Equity Incentive Plan, (ii) to provide for the payment by me to you (in the manner designated by you) of your withholding obligation, if any, relating to the exercise of this option, and (iii) if this exercise relates to an incentive stock option, to notify you in writing within 15 days after the date of any disposition of any of the Shares issued upon exercise of this option that occurs within two years after the date of grant of this option or within one year after such Shares are issued upon exercise of this option. I further agree that this Notice of Exercise may be delivered via facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act or other applicable law) or other transmission method and will be deemed to have been duly and validly delivered and be valid and effective for all purposes.

By this exercise, I agree to be bound by the provisions of, and execute a counterpart signature to, (i) that certain Sixth Amended and Restated Voting Agreement, dated as of October 16, 2020, by and among the Company and the parties listed on the signature pages thereto, as such agreement may be amended, restated, or replaced from time to time (the “Voting Agreement”), and to be deemed a “Key Holder” and “Stockholder” under the Voting Agreement for purposes thereof, and (ii) that certain Right of First Refusal and Co-Sale Agreement, dated as of October 16, 2020, by and among the Company and the parties listed on the signature pages thereto, as such agreement may be amended, restated, or replaced from time to time (the “ROFR Agreement”), and to be deemed a “Common Holder” and “Stockholder” under the ROFR Agreement for purposes thereof.

[3]	If left blank, will be issued in the name of the option holder.
[4]	Cash may be in the form of cash, check, bank draft, electronic funds transfer or money order payment.
[5]	Subject to Company and/or Board consent and must meet the public trading and other requirements set forth in the Option Agreement.
[6]

Subject to Company and/or Board consent and must meet the public trading and other requirements set forth in the Option Agreement. Shares must be valued in accordance with the terms of the option being exercised, and must be owned free and clear of any liens, claims, encumbrances or security interests. Certificates must be endorsed or accompanied by an executed assignment separate from certificate.

[7]	Subject to Company and/or Board consent and must be a Nonstatutory Option.

I hereby make the following certifications and representations with respect to the number of Shares listed above, which are being acquired by me for my own account upon exercise of the option as set forth above:

I acknowledge that the Shares have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), and are deemed to constitute “restricted securities” under Rule 701 and Rule 144 promulgated under the Securities Act. I warrant and represent to the Company that I have no present intention of distributing or selling said Shares, except as permitted under the Securities Act and any applicable state securities laws.

I further acknowledge and agree that, except for such information as required to be delivered to me by the Company pursuant to the option or the Plan (if any), I will have no right to receive any information from the Company by virtue of the grant of the option or the purchase of shares of Common Stock through exercise of the option, ownership of such shares of Common Stock, or as a result of my being a holder of record of stock of the Company. Without limiting the foregoing, to the fullest extent permitted by law, I hereby waive all inspection rights under Section 220 of the Delaware General Corporation Law and all such similar information and/or inspection rights that may be provided under the law of any jurisdiction, or any federal, state or foreign regulation, that are, or may become, applicable to the Company or the Company’s capital stock (the “Inspection Rights”). I hereby covenant and agree never to directly or indirectly commence, voluntarily aid in any way, prosecute, assign, transfer, or cause to be commenced any claim, action, cause of action, or other proceeding to pursue or exercise the Inspection Rights.

I further acknowledge that I will not be able to resell the Shares for at least 90 days after the stock of the Company becomes publicly traded (i.e., subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934) under Rule 701 and that more restrictive conditions apply to affiliates of the Company under Rule 144.

I further acknowledge that all certificates representing any of the Shares subject to the provisions of the option will have endorsed thereon appropriate legends reflecting the foregoing limitations, as well as any legends reflecting restrictions pursuant to the Company’s Certificate of Incorporation, Bylaws and/or applicable securities laws.

I further agree that, if required by the Company (or a representative of the underwriters) in connection with the first underwritten registration of the offering of any securities of the Company under the Securities Act, I will not sell, dispose of, transfer, make any short sale of, grant any option for the purchase of, or enter into any hedging or similar transaction with the same economic effect as a sale with respect to any shares of Common Stock or other securities of the Company for a period of 180 days following the effective date of a registration statement of the Company filed under the Securities Act (or such longer period as the underwriters or the Company will request to facilitate compliance with applicable FINRA rules) (the “Lock-Up Period”). I further agree to execute and deliver such other agreements as may be reasonably requested by the Company or the underwriters that are consistent with the foregoing or that are necessary to give further effect thereto. In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such period. I further agree that the obligations contained in this paragraph shall also, if so determined by the Company’s Board of Directors, apply in the Company’s initial listing of its Common Stock on a national securities exchange by means of a registration statement on Form S-1 under the Securities Act (or any successor registration form under the Securities Act subsequently adopted by the Securities and Exchange Commission) filed by the Company with the Securities and Exchange Commission that registers shares of existing capital stock of the Company for resale (a “Direct Listing”), provided that all holders of at least 5% of the Company’s outstanding Common Stock (after giving effect to the conversion into Common Stock of any outstanding Preferred Stock of the Company) are subject to substantially similar obligations with respect to such Direct Listing.

Very truly yours,

(Signature)

Name (Please Print)
Address of Record:

Email:

International Form

AMBIQ MICRO, INC.

STOCK OPTION GRANT NOTICE

(2020 EQUITY INCENTIVE PLAN)

Ambiq Micro, Inc. (the “Company”), pursuant to its 2020 Equity Incentive Plan (as amended and/or restated as of the Date of Grant set forth below, the “Plan”), has granted to Optionholder an option to purchase the number of shares of Common Stock (“Common Stock”) set forth below (the “Option”). The Option is subject to all of the terms and conditions as set forth in this Stock Option Grant Notice (the “Grant Notice”) and in the Plan, the Option Agreement (the definition of which shall include any special terms and conditions for the Optionholder’s country of residence and/or work set forth in the second appendix attached hereto (“Appendix II”)), and the Notice of Exercise (collectively, the “Option Documents”), all of which are attached to this Grant Notice and incorporated into this Grant Notice in their entirety. Capitalized terms not explicitly defined in this Grant Notice but defined in the Plan or the Option Agreement (including the Appendix) will have the meanings set forth in the Plan or the Option Agreement (including the Appendix), as applicable. If the Company uses an electronic capitalization table system (such as Carta or Shareworks) and the fields below are blank or the information is otherwise provided in a different format electronically, the blank fields and other information (such as exercise schedule and type of grant) will be deemed to come from the electronic capitalization system and is considered part of this Grant Notice.

Optionholder:
Date of Grant:
Vesting Commencement Date:
Number of Shares Subject to Option:
Exercise Price (Per Share) (US$)[1]:
Total Exercise Price (US$):
Expiration Date:
Exercise Schedule:	Same as Vesting Schedule
Type of Grant:	Nonstatutory Stock Option

Vesting Schedule:	[Sample of standard vesting.] [One fourth (1/4th) of the shares subject to the Option will vest on the twelve (12) month anniversary of the Vesting Commencement Date; the balance of the shares will vest in a series of thirty-six (36) successive equal monthly installments measured from the twelve (12) month anniversary of the Vesting Commencement Date, subject to Optionholder’s Continuous Service as of each such vesting date.]

[1]	The exercise price may be paid by one or a combination of the methods permitted in the Option Agreement.

1

International Form

Optionholder Acknowledgements: By Optionholder’s signature below or by electronic acceptance or authentication in a form authorized by the Company, Optionholder understands and agrees that the Option is governed by this Stock Option Grant Notice, and the provisions of the Plan and the Option Agreement (including the Appendix) and the Notice of Exercise, all of which are made a part of this document.

By accepting this Option, Optionholder consents to receive this Grant Notice, the Option Agreement (including the Appendix), the Plan, and any other Plan-related documents by electronic delivery and to participate in the Plan through an on-line or electronic system established and maintained by the Company or another third party designated by the Company. Optionholder represents that he or she has read and is familiar with the provisions of the Plan and the Option Agreement (including the Appendix). Optionholder acknowledges and agrees that this Grant Notice and the Option Agreement (including the Appendix) may not be modified, amended or revised except in writing signed by Optionholder and a duly authorized officer of the Company.

Optionholder further acknowledges that in the event of any conflict between the provisions in this Grant Notice, the Option Agreement (including the Appendix), the Notice of Exercise and the terms of the Plan, the terms of the Plan will control, except as expressly amended or overridden in this Option Agreement. Optionholder further acknowledges that the Option Agreement (including the Appendix) sets forth the entire understanding between Optionholder and the Company regarding the acquisition of Common Stock and supersedes all prior oral and written agreements, promises and/or representations on that subject with the exception of other equity awards previously granted to Optionholder and any written employment agreement, offer letter, severance agreement, written severance plan or policy, or other written agreement between the Company and Optionholder in each case that specifies the terms that should govern this Option.

Optionholder further acknowledges that this Grant Notice has been prepared on behalf of the Company by Cooley LLP, counsel to the Company and that Cooley LLP does not represent, and is not acting on behalf of, Optionholder in any capacity. Optionholder has been provided with an opportunity to consult with Optionholder’s own counsel with respect to this Grant Notice.

This Grant Notice may be executed in one or more counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument. Counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act or other applicable law) or other transmission method and any counterpart so delivered will be deemed to have been duly and validly delivered and be valid and effective for all purposes.

Ambiq Micro, Inc.		Optionholder:

By:		By:
	(Signature)		(Signature)
Title:		Email:
Date:		Date:

Attachments: Option Agreement (including Appendix I and Appendix II), 2020 Equity Incentive Plan and Notice of Exercise

2

International Form

ATTACHMENT I

OPTION AGREEMENT

International Form

AMBIQ MICRO, INC.

2020 Equity Incentive Plan

OPTION AGREEMENT—INTERNATIONAL

(NONSTATUTORY STOCK OPTION)

Pursuant to your Stock Option Grant Notice (“Grant Notice”) and this Option Agreement (the definition of which shall include any special terms and conditions for your country of residence and/or work set forth in the second appendix attached hereto (“Appendix II”)), Ambiq Micro, Inc. (the “Company”) has granted you an option (your “Option”) under its 2020 Equity Incentive Plan (the “Plan”) to purchase the number of shares of the Company’s Common Stock indicated in your Grant Notice at the exercise price indicated in your Grant Notice. The Option is granted to you effective as of the date of grant set forth in the Grant Notice (the “Date of Grant”). If there is any conflict between the terms in this Option Agreement and the Plan, the terms of the Plan will control, except as expressly amended or overridden in this Option Agreement. Capitalized terms not explicitly defined in this Option Agreement or in the Grant Notice but defined in the Plan will have the same definitions as in the Plan.

The details of your Option, in addition to those set forth in the Grant Notice and the Plan, are as follows:

1. Vesting. Your Option will vest as provided in your Grant Notice. Vesting will cease upon the termination of your Continuous Service.

2. Number of Shares and Exercise Price. The number of shares of Common Stock subject to your Option and your exercise price per share in your Grant Notice will be adjusted for Capitalization Adjustments.

3. Method of Payment. You must pay the full amount of the exercise price for the shares you wish to exercise. The permitted methods of payment are as follows:

(a) by cash, check, bank draft, electronic funds transfer or money order payable to the Company;

(b) subject to Company and/or Board consent at the time of exercise and provided that at the time of exercise the Common Stock is publicly traded, pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board that, prior to the issuance of Common Stock, results in either the receipt of cash (or check) by the Company or the receipt of irrevocable instructions to pay the aggregate exercise price to the Company from the sales proceeds. This manner of payment is also known as a “broker-assisted exercise”, “same day sale”, or “sell to cover”;

(c) subject to Company and/or Board consent at the time of exercise and provided that at the time of exercise the Common Stock is publicly traded, by delivery to the Company (either by actual delivery or attestation) of already-owned shares of Common Stock that are owned free and clear of any liens, claims, encumbrances or security interests, and that are valued at Fair Market Value on the date of exercise. “Delivery” for these purposes, in the sole discretion of the Company at the time you exercise your Option, will include delivery to the Company of your attestation of ownership of such shares of Common Stock in a form approved by the Company. You may not exercise your Option by delivery to the Company of Common Stock if doing so would violate the provisions of any law, regulation or agreement restricting the redemption of the Company’s stock;

International Form

(d) subject to Company and/or Board consent at the time of exercise, by a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Common Stock issued upon exercise of the Option by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate exercise price plus, to the extent permitted by the Company and/or Board at the time of exercise, the aggregate withholding obligations in respect of the Option exercise; provided, further that you must pay any remaining balance of the aggregate exercise price not satisfied by the “net exercise” in cash or other permitted form of payment. Shares of Common Stock will no longer be subject to the Option and will not be exercisable thereafter to the extent that (A) shares issuable upon exercise are used to pay the exercise price pursuant to the “net exercise,” (B) shares are delivered to you as a result of such exercise, and (C) shares are withheld to satisfy tax and/or social security withholding obligations; or

(e) in any other form of legal consideration that may be acceptable to the Board.

4. Whole Shares. You may exercise your Option only for whole shares of Common Stock.

5. Securities Law Compliance. In no event may you exercise your Option unless the shares of Common Stock issuable upon exercise are then registered under the Securities Act or, if not registered, the Company has determined that your exercise and the issuance of the shares would be exempt from the registration requirements of the Securities Act. The exercise of your Option also must comply with all other applicable laws and regulations governing your Option, and you may not exercise your Option if the Company determines that such exercise would not be in material compliance with such laws and regulations (including any restrictions on exercise required for compliance with Treas. Reg. 1.401(k)-1(d)(3), if applicable).

6. Term. You may not exercise your Option before the Date of Grant or after the expiration of the Option’s term. Except as set forth in your Grant Notice, the term of your Option expires, subject to the provisions of Section 5(h) of the Plan, upon the earliest of the following:

(a) immediately upon the termination of your Continuous Service for Cause;

(b) three months after the termination of your Continuous Service for any reason other than Cause, your Disability or your death (except as otherwise provided in Section 6(d) below); provided, however, that if during any part of such three month period your Option is not exercisable solely because of the condition set forth in the section above relating to “Securities Law Compliance,” your Option will not expire until the earlier of the Expiration Date or until it has been exercisable for an aggregate period of three months after the termination of your Continuous Service;

(c) 12 months after the termination of your Continuous Service due to your Disability (except as otherwise provided in Section 6(d)) below;

(d) 18 months after your death if you die either during your Continuous Service or within three (3) months after your Continuous Service terminates for any reason other than Cause;

(e) the Expiration Date indicated in your Grant Notice; or

(f) the day before the 10th anniversary of the Date of Grant.

International Form

7. Exercise.

(a) You may exercise the vested portion of your Option during its term by delivering a Notice of Exercise (in a form designated by the Company) together with the exercise price to the Secretary of the Company, or to such other person as the Company may designate, during regular business hours. If required by the Company, your exercise may be made contingent on your execution of any additional documents specified by the Company (including, without limitation, any voting agreement or other agreement between the Company and some or all of its stockholders (any such agreement, a “Stockholder Agreement”)).

(b) By exercising your Option you agree that, as a condition to any exercise of your Option, the Company may require you to enter into an arrangement providing for the payment by you to the Company of any tax and/or social security withholding obligation of the Company or Affiliate (or your employer, if different) arising by reason of (i) the exercise of your Option, (ii) the lapse of any substantial risk of forfeiture to which the shares of Common Stock are subject at the time of exercise, or (iii) the disposition of shares of Common Stock acquired upon such exercise.

(c) By exercising your Option you agree that you will not sell, dispose of, transfer, make any short sale of, grant any option for the purchase of, or enter into any hedging or similar transaction with the same economic effect as a sale with respect to any shares of Common Stock or other securities of the Company held by you, for a period of 180 days following the effective date of a registration statement of the Company filed under the Securities Act or such longer period as the underwriters or the Company will request to facilitate compliance with applicable FINRA rules (the “Lock-Up Period”); provided, however, that nothing contained in this section will prevent the exercise of a repurchase option, if any, in favor of the Company during the Lock-Up Period. You further agree to execute and deliver such other agreements as may be reasonably requested by the Company or the underwriters that are consistent with the foregoing or that are necessary to give further effect thereto. In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to your shares of Common Stock until the end of such period. You also agree that any transferee of any shares of Common Stock (or other securities) of the Company held by you will be bound by this Section 7(c). The underwriters of the Company’s stock are intended third party beneficiaries of this Section 7(c) and will have the right, power and authority to enforce the provisions hereof as though they were a party hereto. You further agree that the obligations contained in this Section 7(c) will also, if so determined by the Company’s Board of Directors, apply in the Company’s initial listing of its Common Stock on a national securities exchange by means of a registration statement on Form S-1 under the Securities Act (or any successor registration form under the Securities Act subsequently adopted by the Securities and Exchange Commission) filed by the Company with the Securities and Exchange Commission that registers shares of existing capital stock of the Company for resale (a “Direct Listing”), provided that all holders of at least 5% of the Company’s outstanding Common Stock (after giving effect to the conversion into Common Stock of any outstanding Preferred Stock of the Company) are subject to substantially similar obligations with respect to such Direct Listing.

8. Transferability. Notwithstanding anything to the contrary in the Plan, your Option is not transferable, except to your personal representative on your death and is exercisable during your life only by you or by your personal representative after your death.

9. Transfer Restrictions. You may not Transfer any shares of Common Stock that you acquire upon exercise of your Option without the advance approval and written consent of the Board allowing such Transfer, where such consent may or may not be granted in the Board’s sole and absolute discretion. As used in this Section 9, the term “Transfer” means any sale, encumbrance, pledge, gift or other form of disposition or transfer of shares of Common Stock or any legal or equitable interest therein; provided, however, that the term Transfer does not include a transfer of such shares or interests by will or intestacy to your Immediate Family (as defined below). In such case, the transferee or other recipient will receive and hold the shares of Common Stock so transferred subject to the provisions of this Section, and there will be no further transfer of such shares except in accordance with the terms of this Section 9. As used herein, the term “Immediate Family” will mean your spouse, the lineal descendant or antecedent, father, mother, brother or sister, child, adopted child, grandchild or adopted grandchild of you or your spouse, or the spouse of any child, adopted child, grandchild or adopted grandchild of you or your spouse.

International Form

(a) If the Board authorizes a Transfer of the shares, such Transfer will be subject to, and may only occur after satisfying, the right of first refusal that is described in the Company’s bylaws or any Stockholder Agreement between you and the Company in effect at such time the Company elects to exercise its right; provided, however, that if there is no right of first refusal described in the Company’s bylaws at such time, the right of first refusal described below will apply. The Company’s right of first refusal will expire on the first date upon which any security of the Company is listed (or approved for listing) upon notice of issuance on a national securities exchange or quotation system (the “Listing Date”).

(b) Prior to the Listing Date, you may not validly Transfer any shares of Common Stock acquired upon exercise of your Option, or any interest in such shares, unless such Transfer is made in compliance with the following provisions:

(i) Before there can be a valid Transfer of any shares of Common Stock or any interest therein, the record holder of the shares of Common Stock to be transferred (the “Offered Shares”) will give written notice (by registered or certified mail) to the Company. Such notice will specify the identity of the proposed transferee, the cash price offered for the Offered Shares by the proposed transferee (or, if the proposed Transfer is one in which the holder will not receive cash, such as an involuntary transfer, gift, donation or pledge, the holder will state that no purchase price is being proposed), and the other terms and conditions of the proposed Transfer. The date such notice is mailed will be hereinafter referred to as the “Notice Date” and the record holder of the Offered Shares will be hereinafter referred to as the “Offeror”. If, from time to time, there is any stock dividend, stock split or other change in the character or amount of any of the outstanding Common Stock which is subject to the provisions of your Option, then in such event any and all new, substituted or additional securities to which you are entitled by reason of your ownership of the shares of Common Stock acquired upon exercise of your Option will be immediately subject to the Company’s Right of First Refusal (as defined below) with the same force and effect as the shares subject to the Right of First Refusal immediately before such event.

(ii) For a period of 30 calendar days after the Notice Date, or such longer period as may be required to avoid the classification of your Option as a liability for financial accounting purposes, the Company will have the option to purchase all (but not less than all) of the Offered Shares at the purchase price and on the terms set forth in Section 9(b)(iii) (the Company’s “Right of First Refusal”). In the event that the proposed Transfer is one involving no payment of a purchase price, the purchase price will be deemed to be the Fair Market Value of the Offered Shares as determined in good faith by the Board in its discretion. The Company may exercise its Right of First Refusal by mailing (by registered or certified mail) written notice of exercise of its Right of First Refusal to the Offeror prior to the end of said 30 days (including any extension required to avoid classification of the Option as a liability for financial accounting purposes).

(iii) The price at which the Company may purchase the Offered Shares pursuant to the exercise of its Right of First Refusal will be the cash price offered for the Offered Shares by the proposed transferee (as set forth in the notice required under Section 9(b)(i)), or the Fair Market Value as determined by the Board in the event no purchase price is involved. To the extent consideration other than cash is offered by the proposed transferee, the Company will not be required to pay any additional amounts to the Offeror other than the cash price offered (or the Fair Market Value, if applicable). The Company’s notice of exercise of its Right of First Refusal will be accompanied by full payment for the Offered Shares and, upon such payment by the Company, the Company will acquire full right, title and interest to all of the Offered Shares.

International Form

(iv) If, and only if, the option given pursuant to Section 9(b)(ii) is not exercised, the Transfer proposed in the notice given pursuant to Section 9(b)(i) may take place; provided, however, that such Transfer must, in all respects, be exactly as proposed in said notice except that such Transfer may not take place either before the 10th calendar day after the expiration of the 30 day option exercise period or after the ninetieth 90th calendar day after the expiration of the 30 day option exercise period, and if such Transfer has not taken place prior to said 90th day, such Transfer may not take place without once again complying with this Section 9(b). The option exercise periods in this Section 9(b)(iv) will be adjusted to include any extension required to avoid the classification of your Option as a liability for financial accounting purposes.

(c) None of the shares of Common Stock purchased on exercise of your Option will be transferred on the Company’s books nor will the Company recognize any such Transfer of any such shares or any interest therein unless and until all applicable provisions of this Section 9 have been complied with in all respects. The certificates of stock evidencing shares of Common Stock purchased on exercise of your Option will bear an appropriate legend referring to the transfer restrictions imposed by this Section 9.

(d) To ensure that the shares subject to the Company’s Right of First Refusal will be available for repurchase by the Company, the Company may require you to deposit the certificates evidencing the shares that you purchase upon exercise of your Option with an escrow agent designated by the Company under the terms and conditions of an escrow agreement approved by the Company. If the Company does not require such deposit as a condition of exercise of your Option, the Company reserves the right at any time to require you to so deposit the certificates in escrow. As soon as practicable after the expiration of the Company’s Right of First Refusal, the agent will deliver to you the shares and any other property no longer subject to such restriction. In the event the shares and any other property held in escrow are subject to the Company’s exercise of its Right of First Refusal, the notices required to be given to you will be given to the escrow agent, and any payment required to be given to you will be given to the escrow agent. Within 30 days after payment by the Company for the Offered Shares, the escrow agent will deliver the Offered Shares that the Company has repurchased to the Company and will deliver the payment received from the Company to you.

(e) Legends. The certificate representing shares of Common Stock shall bear a legend substantially in the following form (in addition to, or in combination with, any legend required by applicable federal and state securities laws and agreements relating to the transfer of the Company securities):

“THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A RIGHT OF FIRST REFUSAL IN FAVOR OF THE COMPANY, AS PROVIDED IN A CERTAIN STOCK OPTION AGREEMENT WITH THE COMPANY.

THESE SECURITIES HAVE BEEN OFFERED AND SOLD OUTSIDE OF THE UNITED STATES TO NON-U.S. PERSONS PURSUANT TO THE PROVISIONS OF REGULATION S OF THE SECURITIES ACT. THESE SECURITIES MAY NOT BE TRANSFERRED OR SOLD EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S, PURSUANT TO REGISTRATION UNDER THE SECURITIES ACT, OR PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM REGISTRATION. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THESE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT.”

International Form

10. Right of Repurchase.

(a) The Company will have the right (but not the obligation) to repurchase all or any part of the vested shares of Common Stock issued pursuant to the exercise of this Option (the “Repurchase Right”) on the terms and conditions set forth in this Section 10.

(b) Termination without Cause. Upon the termination of your Continuous Service with the Company for any reason other than for Cause, including by reason of your death or Disability, the Company will have the right to repurchase the shares of Common Stock you acquire pursuant to the exercise of your Option for a ninety (90) day period following your termination date, or in the case of any shares received upon the exercise of the Option after your termination date, ninety (90) days after such exercise (the “Repurchase Period”).

(i) The Company (i) will not exercise the Repurchase Right for fewer than all of the shares of Common Stock subject to this option without your consent, (ii) will exercise the Repurchase Right only for cash or cancellation of purchase money indebtedness for the shares of Common Stock purchased pursuant to the Repurchase Right and (iii) will give you written notice of its exercise of the Repurchase Right (accompanied by payment for the shares of Common Stock repurchased pursuant thereto) within the Repurchase Period.

(ii) The repurchase price for vested shares of Common Stock under this Section 10(b) will be equal to the Fair Market Value of such shares on the date of repurchase.

(c) Termination for Cause. Unless otherwise prohibited by applicable law, (i) if your Continuous Service is terminated by the Company or an Affiliate for Cause, or (ii) following your termination of Continuous Service by either you or the Company for any reason, the Company becomes aware at any time that during the one (1) year period prior to such termination of your Continuous Service, there was an event or circumstance that would have been grounds for termination for Cause: then (a) your vested and unexercised Option will be forfeited and cancelled in its entirety, (b) if you hold shares from a prior exercise of any portion of your Option, the Company will be entitled to repurchase from you all of your Option shares at a price equal to the lesser of the Fair Market Value of such shares on the date of repurchase or your exercise price, and (c) if you have sold the option shares, you will be obligated to pay over to the Company any gain realized as a result of the sale of the shares.

(d) To ensure that the shares of Common Stock subject to the Repurchase Right will be available for repurchase, the Company may require you to deposit any certificate(s) evidencing shares of Common Stock issued upon exercise of this Option with an agent designated by the Company under the terms and conditions of an escrow agreement approved by the Company. If the Company does not require such deposit as a condition of exercise of this Option, the Company reserves the right at any time to require you to so deposit any such certificate(s) in escrow. As soon as practicable after the expiration of the Repurchase Right, the agent will deliver to you the shares of Common Stock and any other property no longer subject to such restriction. In the event the shares of Common Stock and any other securities held in escrow are subject to the Repurchase Right, the notices required to be given to you will be given to the escrow agent, and any payment required to be given to you will be given to the escrow agent. Within thirty (30) days after payment by the Company for shares of Common Stock or other securities made to the escrow agent, the escrow agent will deliver the shares of Common Stock or other securities that the Company has purchased to the Company and will deliver the payment received from the Company to you. The Company may, in its discretion make payments related to the Repurchase Right in a lump-sum or in installments, payable to you over a period of five (5) years from the termination of your Continuous Service for any reason.

International Form

(e) For the avoidance of doubt, the securities covered by the Repurchase Right as well as the applicable purchase price will be appropriately adjusted by the Board in connection with each Capitalization Adjustment, and the Board’s determination will be final, binding and conclusive.

11. Option not a Service Contract. By accepting your Option, you acknowledge, understand and agree that:

(a) your Option is not an employment or service contract, and, if you are an Employee of the Company or an Affiliate, nothing in your Option will be deemed to create in any way whatsoever any obligation on your part to continue as an Employee of the Company or an Affiliate, or of the Company or an Affiliate to continue your employment. In addition, nothing in your Option will obligate the Company or an Affiliate, or their respective stockholders, boards of directors, officers or employees to continue any relationship that you might have as a Director or Consultant for the Company or an Affiliate;

(b) the Plan is established voluntarily by the Company, it is discretionary in nature, and may be amended, suspended or terminated by the Company at any time, to the extent permitted under the Plan;

(c) the grant of your Option is voluntary and occasional and does not create any contractual or other right to receive future grants of options (whether on the same or different terms), or benefits in lieu of options, even if options have been granted in the past;

(d) your Options and any shares of Common Stock acquired under the Plan on exercise of your Options, and the income and value of same, are not part of normal or expected compensation for any purpose, including, without limitation, calculating any severance, resignation, termination, redundancy, dismissal, end-of-service payments, bonuses, long-service awards, holiday pay, pension or retirement or welfare benefits or similar payments;

(e) the future value of the shares of Common Stock underlying the Option is unknown, indeterminable, and cannot be predicted with certainty;

(f) neither the Company nor any Affiliate shall be liable for any foreign exchange rate fluctuation between your local currency and the United States Dollar that may affect the value of your Options or of any amounts due to you pursuant to the exercise of your Option or the subsequent sale of any shares of Common Stock received;

(g) notwithstanding anything to the contrary in the Plan, for the purposes of the Option, your Continuous Service will be considered terminated as of the date you are no longer actively providing services to the Company or one of its Affiliates (regardless of the reason for such termination and whether or not later found to be invalid or in breach of employment laws in the jurisdiction where you are employed or are otherwise providing services, or the terms of your employment or service agreement, if any), provided that, unless otherwise expressly provided in this Option Agreement or determined by the Company, the vesting of your Option will not continue during any notice period or any period of “garden leave” or similar period mandated under employment laws in the jurisdiction where you are employed or where you are otherwise providing services, or the terms of your employment or service agreement, if any (regardless, in each case, of whether or not you are providing services to the Company or one of its Affiliates during such notice period, garden leave period, or similar period); and the Board shall have the exclusive discretion to determine when you are no longer actively providing services for purposes of the Option (including whether you may still be considered to be providing services while on a leave of absence); and

International Form

(h) no claim or entitlement to compensation or damages shall arise from forfeiture of this Option resulting from the termination of your Continuous Service (for any reason whatsoever, whether or not later found to be invalid or in breach of employment laws in the jurisdiction where you are employed or are otherwise providing services, or the terms of your employment or service agreement, if any), and in consideration of the grant of this Option to which you are otherwise not entitled, you irrevocably agree never to institute any claim against the Company or any Affiliate, waive your ability, if any, to bring any such claim, and release the Company and any Affiliate from any such claim; if, notwithstanding the foregoing, any such claim is allowed by a court of competent jurisdiction, then, by participating in the Plan, you shall be deemed irrevocably to have agreed not to pursue such claim and agree to execute any and all documents necessary to request dismissal or withdrawal of such claim.

12. Withholding Obligations.

(a) At the time you exercise your Option, in whole or in part, and at any time thereafter as requested by the Company, you hereby authorize withholding from payroll and any other amounts payable to you, and otherwise agree to make adequate provision for (including by means of a “same day sale” pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board to the extent permitted by the Company), any sums required to satisfy the federal, state, local and foreign tax and/or social security withholding obligations of the Company or an Affiliate (or your employer, if different), if any, which arise in connection with the exercise of your Option.

(b) Upon your request and subject to approval by the Company, and compliance with any applicable legal conditions or restrictions, the Company may withhold from fully vested shares of Common Stock otherwise issuable to you upon the exercise of your Option a number of whole shares of Common Stock having a Fair Market Value, determined by the Company as of the date of exercise, not in excess of the minimum amount of tax and social security required to be withheld by law (or such lower amount as may be necessary to avoid classification of your Option as a liability for financial accounting purposes). Shares of Common Stock will be withheld solely from fully vested shares of Common Stock determined as of the date of exercise of your Option that are otherwise issuable to you upon such exercise. Any adverse consequences to you arising in connection with such share withholding procedure will be your sole responsibility.

(c) You may not exercise your Option unless the tax and/or social security withholding obligations of the Company and/or any Affiliate (or your employer, if different) are satisfied. Accordingly, you may not be able to exercise your Option when desired even though your Option is vested, and the Company will have no obligation to issue a certificate for such shares of Common Stock or release such shares of Common Stock from any escrow provided for herein, if applicable, unless such obligations are satisfied.

13. Tax Consequences. You hereby agree that the Company does not have a duty to design or administer the Plan or its other compensation programs in a manner that minimizes your tax and/or social security liabilities. You will not make any claim against the Company, or any of its Officers, Directors, Employees or Affiliates related to tax and/or security liabilities arising from your Option or your other compensation.

14. Notices. Any notices provided for in your Option or the Plan will be given in writing (including electronically) and will be deemed effectively given upon receipt or, in the case of notices delivered by mail by the Company to you, five days after deposit in the national mail, postage prepaid, addressed to you at the last address you provided to the Company. The Company may, in its sole discretion, decide to deliver any documents related to participation in the Plan and this Option by electronic means or to request your consent to participate in the Plan by electronic means. By accepting this Option, you consent to receive such documents by electronic delivery and to participate in the Plan through an on-line or electronic system established and maintained by the Company or another third party designated by the Company.

International Form

15. Governing Plan Document. Save as expressly provided in this Option Agreement, your Option is subject to all the provisions of the Plan, the provisions of which are hereby made a part of your Option, and is further subject to all interpretations, amendments, rules and regulations, which may from time to time be promulgated and adopted pursuant to the Plan. If there is any conflict between the provisions of your Option and those of the Plan, the provisions of the Plan will control except as expressly overridden or amended in this Option Agreement.

16. No Advice Regarding Grant. The Company is not providing any tax, legal or financial advice, nor is the Company making any recommendations regarding your participation in the Plan, or your acquisition or sale of the underlying shares of Common Stock. You should consult with your own personal tax, legal and financial advisors regarding your participation in the Plan before taking any action.

17. Data Privacy.

(a) If you are located in a country other than the European Union, Switzerland and the United Kingdom, you explicitly and unambiguously acknowledge and consent to the collection, use and transfer, in electronic or other form, of your personal data as described in this document by and among, as applicable, your employer, the Company and its Affiliates for the exclusive purpose of implementing, administering and managing your participation in the Plan. You understand that the Company, its Affiliates and your employer hold certain personal information about you, including, but not limited to, name, home address and telephone number, date of birth, social security number (or other identification number), salary, nationality, job title, any shares of stock or directorships held in the Company, details of all options or any other entitlement to shares of Common Stock awarded, canceled, purchased, exercised, vested, unvested or outstanding in your favor for the purpose of implementing, managing and administering the Plan (“Data”). You understand that the Data may be transferred to any third parties assisting in the implementation, administration and management of the Plan, that these recipients may be located in your country or elsewhere, in particular in the US, and that the recipient country may have different data privacy laws providing less protections of your personal data than your country. You may request a list with the names and addresses of any potential recipients of the Data by contacting the stock plan administrator at the Company (the “Stock Plan Administrator”). You acknowledge that the recipients may receive, possess, process, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing your participation in the Plan, including any requisite transfer of such Data, as may be required to a broker or other third party with whom you may elect to deposit any shares of Common Stock acquired upon the exercise of your Option. You understand that Data will be held only as long as is necessary to implement, administer and manage your participation in the Plan. You may, at any time, view the Data, request additional information about the storage and processing of the Data, require any necessary amendments to the Data or refuse or withdraw the consents herein, in any case without cost, by contacting the Stock Plan Administrator in writing.

(b) For the purposes of operating the Plan in the European Union, Switzerland or the United Kingdom, the Company will collect and process information relating to you in accordance with the privacy notice from time to time in force (if applicable).

18. Language. You acknowledge that you are sufficiently proficient in the English language, or have consulted with an advisor who is sufficiently proficient in English, so as to allow you to understand the terms and conditions of this Option Agreement. If you have received this Option Agreement, or any other document related to your Option and/or the Plan translated into a language other than English and if the meaning of the translated version is different than the English version, the English version will control.

International Form

19. Foreign Asset/Account, Exchange Control and Tax Reporting. You may be subject to foreign asset/account, exchange control and/or tax reporting requirements as a result of the acquisition, holding and/or transfer of shares of Common Stock or cash (including dividends and the proceeds arising from the sale of shares of Common Stock) derived from your participation in the Plan in, to and/or from a brokerage/bank account or legal entity located outside your country. The applicable laws in your country may require that you report such accounts, assets and balances therein, the value thereof and/or the transactions related thereto to the applicable authorities in such country. You may also be required to repatriate sale proceeds or other funds received as a result of your participation in the Plan to your country through a designated bank or broker within a certain time after receipt. You acknowledge that it is your responsibility to be compliant with such regulations and you are encouraged to consult with your personal legal advisor for any details.

20. Applicable Law. In the event applicable laws prevent or hinder the consummation of the actions and transactions contemplated in this Option Agreement or the Plan, the Company may in its sole discretion agree to vary the terms of the Plan and/or this Option Agreement so that you receive substantially the same economic result as contemplated herein, such as through a cashless sell to cover exercise (provided that at the time of exercise the shares of Common Stock are publicly traded or otherwise liquid), a cash bonus or phantom stock.

21. Appendix II. Notwithstanding any provisions in this Option Agreement, your Option shall be subject to the special terms and conditions for your country of residence and/or work set forth in Appendix II attached to this Option Agreement which, where applicable, shall prevail in the event of conflict between such terms and conditions and the terms of this Option Agreement, Grant Notice, and/or the Plan. Moreover, if you relocate to one of the countries included therein, the terms and conditions for such country will apply to you to the extent the Company determines that the application of such terms and conditions is necessary or advisable for legal or administrative reasons. Appendix II constitutes part of this Option Agreement.

22. Choice of Law. The interpretation, performance and enforcement of this Option Agreement shall be governed by the laws of the State of Delaware without regard to that state’s conflicts of laws rules.

23. Regulation S. To the extent that you are not a U.S. Person (as defined in the first appendix hereto (“Appendix I”)), the following provisions apply:

(a) Legend. The following legend shall be placed on all certificates representing your Option:

“THE SECURITIES REPRESENTED HEREBY HAVE BEEN ACQUIRED PURSUANT TO REGULATION S OF THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), AND MAY NOT BE SOLD, MORTGAGED, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE THEREWITH, PURSUANT TO A REGISTRATION UNDER THE ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS. IN ADDITION, NO HEDGING TRANSACTION MAY BE CONDUCTED WITH RESPECT TO THESE SECURITIES UNLESS SUCH TRANSACTIONS ARE IN COMPLIANCE WITH THE ACT.”

International Form

Your Option and shares subject to your Option that are owned by you shall be subject to the terms of this Option Agreement and shall be represented by a certificate or certificates bearing the foregoing legend.

(b) Representations and Warranties. You hereby represent and warrant to the Company, and acknowledge that the Company will rely upon your representations and warranties to determine compliance with Regulation S under the Securities Act (“Regulation S”) for the grant of your Option, that:

(i) This Option and the shares issuable upon exercise of this Option are being acquired for investment for your own account, not as a nominee or agent for, and not for the account or benefit of, a U.S. Person (as defined in Appendix I), and not with a view to the resale or distribution of any part thereof in the United States (as defined in Appendix I) or to a U.S. Person, and you have no present intention of selling, granting any participation in, or otherwise distributing such shares.

(ii) You do not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person in the United States or to a U.S. Person, or any hedging transaction with any third person in the United States or to a United States resident, with respect to this Option or any shares subject to this Option.

(iii) You understand that this Option and the shares subject to the Option are not registered under the Securities Act on the ground that the grant of the Option and the issuance of securities hereunder is exempt from registration under the Securities Act pursuant to Regulation S thereof, and that the Company’s reliance on such exemption is predicated on your representations and warranties set forth herein.

(iv) You are not a U.S. Person and are receiving this Option and executing this Option Agreement outside of the United States.

(c) Covenants.

(i) You agree that you will not, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) this Option or any of shares purchased hereunder except in compliance with the Securities Act and the rules and regulations promulgated thereunder.

(ii) You hereby agree to resell the shares purchased hereunder only in accordance with the provisions of Regulation S, pursuant to registration under the Securities Act or otherwise pursuant to an available exemption from registration.

(iii) You agree not to engage in hedging transactions with regard to this Option or the shares purchased hereunder unless in compliance with the Securities Act.

(iv) You agree that you will only exercise this Option outside of the United States in accordance with the provisions of Regulation S unless the issuance of the shares upon exercise of this Option have been registered under the Securities Act or are otherwise exempt from registration.

International Form

(v) You agree that (1) prior to the exercise of this Option or any offer, sale, pledge, transfer or other disposition of this Option or the shares subject to this Option, you will provide notification to the Company of the proposed exercise or disposition with a detailed statement of the circumstances surrounding the proposed exercise or disposition, (2) the Company may require the delivery of an opinion of counsel in form and substance reasonably satisfactory to the Company to the effect that any proposed exercise of this Option or disposition of the shares purchased hereunder is in accordance with the provisions of Regulation S, has been registered under the Securities Act or is otherwise exempt from such registration and (3) the Company may require the delivery of other certificates and other information reasonably satisfactory to the Company (including, without limitation, the execution by the transferee of the Option or shares of a letter including representations, warranties and certifications substantially similar to those provided by you in this Option Agreement).

***

This Option Agreement (including Appendix I and Appendix II) will be deemed to be signed by you upon the signing by you of the Stock Option Grant Notice to which it is attached.

International Form

APPENDIX I TO OPTION AGREEMENT

CERTAIN DEFINITIONS

As used in the Option Agreement, the following terms shall have the meanings indicated:

U.S. Person.

(1) “U.S. Person” means:

(i) Any natural person resident in the United States;

(ii) Any partnership or corporation organized or incorporated under the laws of the United States;

(iii) Any estate of which any executor or administrator is a U.S. person;

(iv) Any trust of which any trustee is a U.S. person;

(v) Any agency or branch of a foreign entity located in the United States;

(vi) Any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. person;

(vii) Any discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated, or (if an individual) resident in the United States; and

(viii) Any partnership or corporation if:

(A) Organized or incorporated under the laws of any foreign jurisdiction; and

(B) Formed by a U.S. person principally for the purpose of investing in securities not registered under the Act, unless it is organized or incorporated, and owned, by accredited investors (as defined in §230.501(a)) who are not natural persons, estates or trusts.

(2) The following are not “U.S. Persons”:

(i) Any discretionary account or similar account (other than an estate or trust) held for the benefit or account of a non-U.S. person by a dealer or other professional fiduciary organized, incorporated, or (if an individual) resident in the United States;

(ii) Any estate of which any professional fiduciary acting as executor or administrator is a U.S. person if:

(A) An executor or administrator of the estate who is not a U.S. person has sole or shared investment discretion with respect to the assets of the estate; and

(B) The estate is governed by foreign law;

1

International Form

(iii) Any trust of which any professional fiduciary acting as trustee is a U.S. person, if a trustee who is not a U.S. person has sole or shared investment discretion with respect to the trust assets, and no beneficiary of the trust (and no settler if the trust is revocable) is a U.S. person;

(iv) An employee benefit plan established and administered in accordance with the law of a country other than the United States and customary practices and documentation of such country;

(v) Any agency or branch of a U.S. person located outside the United States if:

(A) The agency or branch operates for valid business reasons; and

(B) The agency or branch is engaged in the business of insurance or banking and is subject to substantive insurance or banking regulation, respectively, in the jurisdiction where located; and

(vi) The International Monetary Fund, the International Bank for Reconstruction and Development, the Inter-American Development Bank, the Asian Development Bank, the African Development Bank, the United Nations, and their agencies, affiliates and pension plans, and any other similar international organizations, their agencies, affiliates and pension plans.

United States.

“United States” means the United States of America, its territories and possessions, any State of the United States, and the District of Columbia.

2

International Form

APPENDIX II TO OPTION AGREEMENT

This Appendix includes special terms and conditions that govern the Option granted to you under the Plan if you reside and/or work in one of the countries listed below.

The information contained herein is general in nature and may not apply to your particular situation, and you are advised to seek appropriate professional advice as to how the relevant laws in your country may apply to your situation. If you are a citizen or resident of a country other than the one in which you are currently working and/or residing, transfer employment and/or residency to another country after the Date of Grant, are a consultant, change employment status to a consultant position, or are considered a resident of another country for local law purposes, the Company shall, in its discretion, determine the extent to which the special terms and conditions contained herein shall be applicable to you. References to your employer shall include any entity that engages your services.

CHINA

The following provisions govern your participation in the Plan if you are a national of the People’s Republic of China (“PRC” or“China”). Notwithstanding the foregoing, the Company reserves the right to apply any or all of the following provisions to individuals who are not PRC nationals but resident in the PRC to the extent it determines such is necessary or advisable:

Exercise. Notwithstanding anything to the contrary in the Option Agreement or the Stock Option Grant Notice, an Option will not be exercisable until any necessary approval or registration (if required) from the PRC State Administration of Foreign Exchange (“SAFE”) or its local counterpart under applicable exchange control rules (including, without limitations, SAFE Circular 7) has been received with respect to such Option on or before the applicable Expiration Date. As used herein, “SAFE Circular 7” means the Circular of the State Administration of Foreign Exchange on Issues concerning the Administration of Foreign Exchange Used for Domestic Individuals’ Participation in Equity Incentive Plans of Overseas Listed Companies promulgated by the SAFE and effective as of February 15, 2012.

Settlement of Option and Sale of Common Stock. The Company may require that any shares of Common Stock acquired pursuant to the Option be sold, either immediately after issuance (i.e., through a cashless sell-all exercise, with details set forth below) or within a specified period following the termination of your Continuous Service. You agree that the Company is authorized to instruct its designated broker to assist with the mandatory sale of such shares (on your behalf pursuant to this authorization), and you expressly authorize the designated broker to complete the sale of such shares. You also agree to sign any agreements, forms and/or consents that may be reasonably requested by the Company (or the designated broker) to effectuate the sale of the shares (including, without limitation, as to the transfers of the proceeds and other exchange control matters provided below) and shall otherwise cooperate with the Company with respect to such matters, provided that you shall not be permitted to exercise any influence over how, when or whether the sales occur. You acknowledge that the designated broker is under no obligation to arrange for the sale of the shares at any particular price. Due to fluctuations in the share price and/or applicable exchange rates between the date the shares are issued and (if later) the date on which the shares are sold, the amount of proceeds ultimately distributed to you may be more or less than the market value of the shares on the date the shares are issued. Upon the sale of the shares, the Company agrees to pay the cash proceeds from the sale (less any applicable tax-related Items, brokerage fees or commissions) to you in accordance with applicable exchange control laws and regulations.

For a “cashless sell-all exercise”:

3

International Form

(a) You may exercise the vested portion of your Option during its term by delivering the Notice of Exercise to the administrator of the Plan, or to such other person as the Company may designate, during regular business hours, together with such additional documents as the Company may then require to effect a cashless sell-all exercise. The Company will provide the forms necessary to make such a cashless sell-all exercise.

(b) Unless otherwise agreed in writing with the Company, your Option may only be exercised after the completion of any necessary approval from or registration with SAFE (or its local counterparts) and the vested portion of your Option will be exercised in a cashless sell-all transaction in accordance with the terms hereof and such other terms and conditions as may be imposed by the Company in order to ensure full compliance with all applicable tax, securities, employment, foreign exchange and other laws and regulations in the United States, the PRC and any other applicable jurisdiction.

(c) Your exercise will be effective when the Notice of Exercise is received by the Company.

(d) Upon receipt of the Notice of Exercise and all other documentation required by the Company, the Company shall effect a cashless sell-all transaction pursuant to which the proceeds of sale shall be remitted to you in the PRC by the Company (or an Affiliate, including your employer if different from the Company) representing a cash payment equal to the excess of: (i) the net sale proceeds, over (ii) the sum of the aggregate exercise price of your Option and all applicable taxes, exchange fees, brokerage fees, commissions or other amounts required to be paid or withheld in connection with the exercise of your Option.

(e) Notwithstanding anything to the contrary contained in the Option Agreement or the Notice of Exercise, you may not exercise your Option unless the shares of Common Stock covered by your Option are then registered under the Securities Act (or under the applicable laws of another jurisdiction under which the shares may be registered) or, if such shares are not then so registered, the Company has determined that such exercise and issuance would be exempt from the registration requirements of the Securities Act (or under the applicable laws of another jurisdiction under which the shares may be registered). The exercise of your Option also must comply with other applicable laws and regulations governing your Option, including those of the United States and your country of residence, and you may not exercise your Option if the Company determines that such exercise would not be in material compliance with such laws and regulations. You understand that the Company is under no obligation to register or qualify the shares with any securities regulatory authority in any jurisdiction or to seek approval or clearance from any governmental authority for the issuance or sale of the shares. Further, you agree that the Company shall have unilateral authority to amend the Plan and the Option Agreement without your consent to the extent necessary to comply with securities or other laws applicable to issuance of shares.

(f) By exercising your Option you agree to take all steps to comply, and to assist the Company and its Affiliates to enable each of them to comply, with all applicable laws and regulations including, without limitation, those implemented by the China Securities Regulatory Commission, the State Administration for Foreign Exchange, the State Administration for Taxation and any other PRC government authorities (the “PRC Authorities”) or any specific request made by the PRC Authorities in relation to the fulfillment of any reporting, filing, registration and approval requirements imposed on the Company or any Affiliate. You further agree to execute and deliver such other agreements or documents, and to fulfill any reporting, filing, registration and approval requirements, as may be required by the PRC Authorities and/or reasonably requested by the Company or an Affiliate.

4

International Form

Foreign Exchange Obligations. You understand and agree that, pursuant to exchange control laws in the PRC, you will be required to immediately repatriate to the PRC the cash proceeds from the sale of any shares issued upon exercise of the Option and, if applicable, any dividends you may receive in relation to the shares. You further understand that, under applicable law, such repatriation of your cash proceeds may need to be effected through a special exchange control account established by the Company or a Subsidiary in the PRC, and you hereby consent and agree that any proceeds you may receive as a result of participation in the Plan may be transferred to such special account prior to being delivered to you. Further, you acknowledge that the Company or a Subsidiary has no obligation to, but may, convert the proceeds that you realize from your participation in the Plan from U.S. dollars to Renminbi using any exchange rate chosen by the Company and, if funds are so converted, they will be converted as soon as practicable, which may not be immediately after the date that such proceeds were realized. If such currency conversion occurs, you will bear the risk of any fluctuation in the U.S. dollar/Renminbi exchange rate between the date you realize U.S. dollar proceeds from your participation in the Plan and the date that you receive cash proceeds converted to Renminbi. If the proceeds from your participation in the Plan are paid to you in U.S. dollars, you understand that you will be required to set up a U.S. dollar denominated bank account in the PRC if applicable and provide the bank account details to the Company or your employer so that your proceeds may be deposited into the account. Finally, you agree to comply with any other requirements that may be imposed by the Company in the future to facilitate compliance with exchange control requirements in the PRC, as determined by the Company in its sole discretion.

JAPAN

Securities Disclosure. The solicitation of the Option falls under the category of solicitation towards a small number investors as provided in article 23-13.4 of the Financial Instruments and Exchange Law of Japan (kinyuu shouhin torihiki hou) (Law No. 25 of 1948, as amended) and therefore no notification under article 4.1 of the same has been made in respect of the grant of the Option to you. You are prohibited from transferring the Option unless transferred as a whole, and the Option cannot be divided into parts.

Exchange Control Information. If you remit more than ¥30 million for the purchase of Shares in a single transaction, you must file a payment report with the Ministry of Finance (through the Bank of Japan or the bank carrying out the transaction). The precise reporting requirements vary depending on whether the relevant payment is made through a bank in Japan. If you acquire shares of Common Stock with a value that exceeds ¥100 million in a single transaction, you must also file a Report Concerning Acquisition or Transfer of Securities with the Ministry of Finance through the Bank of Japan within 20 days of acquiring the shares.

Foreign Asset / Account Reporting. If you hold assets outside of Japan (e.g., shares of Common Stock acquired under the Plan) with a value exceeding ¥50,000,000 (as of December 31 each year), you are required to comply with annual tax reporting obligations with respect to such assets. Such report will be due by March 15 each year. You should consult with your personal tax advisor to ensure that you are properly complying with applicable reporting requirements in Japan.

Data Privacy. The following provision supplements Section 17 of the Option Agreement:

In the event that your Data is transferred to countries other than the EU/EEA or the UK, the Company and its Affiliates will ensure that there are appropriate safeguards in place for the Data, such as by contract, at least as protective as those under the data privacy law of your country. The Company and its Affiliates will put necessary measures in place, such as periodically confirming that the third-party recipient is taking appropriate measures compliant with the data privacy law of your country on a continuous basis, confirming any changes to the data privacy regulations of such third-party recipient’s country that may affect the measures taken by the recipients, and taking further necessary measures such as requesting that the recipient take corrective measures or suspending the provision of personal data when any issues arise in the implementation of the appropriate measures. You may contact the Stock Plan Administrator to request relevant information on the data transfer, such as the data privacy regulations of the country in which such recipient resides and the data protection measures taken by such recipient.

5

International Form

POLAND

Tax. By accepting the Option and accepting the terms of the Option Agreement, you acknowledge and agree to comply with all applicable Polish laws and report any income and pay any and all applicable taxes and other mandatory contributions, as required by Polish laws, associated with the Option, the sale of shares of Common Stock acquired under the Plan, and the receipt of any dividends paid on such shares of Common Stock. The Company accepts no obligation in this respect.

Exchange Control Information. Polish residents holding foreign securities which are not connected with their business (including shares of Common Stock) must report information to the National Bank of Poland on transactions and balances of the securities deposited in such accounts if the value of such transactions or balances (calculated individually or together with other assets or liabilities held abroad) exceeds PLN 7,000,000. If required, the reports are due on a quarterly basis. Polish entrepreneurs are also required to transfer funds through a bank account or payment institution in Poland if: (i) the payment is connected with their business, and (ii) the transferred amount in any single transaction exceeds PLN 15,000, and (iii) the other party to the transaction is also an entrepreneur. Further, upon the request of a Polish bank, Polish residents are required to inform the bank about all foreign exchange transactions performed through such bank. In addition, Polish residents are required to store documents connected with any foreign exchange transaction for a period of 5 years from the end of the year in which such transaction was made. Penalties may apply for failure to comply with exchange control requirements.

Securities Law Information. The Option grant is not intended to be publicly offered in or from Poland and therefore it is not subject to securities registration in Poland. No document or material related to the Plan has been or will be filed with, approved or supervised by any Polish regulatory authority. No such document or material may be made publicly available in Poland.

Employment / Service Contract. If you are not an Employee of the Company the Option grant shall not be deemed as the creation of any employment or similar relationship between you and the Company. Further, the Option grant shall not impact any employment or similar relationship you may have with any entities other than the Company.

Niniejszym potwierdzają Państwo, że znają Państwo język angielski w stopniu umożliwiającym pełne zrozumienie dokumentów dotyczących Planu Opcyjnego, w tym w szczególności Umowy Opcyjnej wraz z załącznikami, lub też skonsultowali Państwo treść tych dokumentów z odpowiednim doradcą. Jeżeli otrzymali Państwo jakikolwiek dokument dotyczący Planu Opcyjnego przetłumaczony na inny język niż angielski, angielska wersja językowa tego dokumentu będzie przeważająca.

SINGAPORE

Securities Disclosure. The Option Agreement and any other materials relating to the Option and/or underlying shares of Common Stock are furnished in connection with an offering of securities exempt from registration under Section 273(1)(i) of the Securities and Futures Act 2001 of Singapore (“SFA”). You acknowledge and agree that the Option is being granted to you pursuant to the “qualifying person” exemption under section 273(1)(i), read with section 273(4) of the SFA. You acknowledge that the Plan and related documentation has not been, and will not be, lodged or registered as a prospectus with the Monetary Authority of Singapore.

6

International Form

Chief Executive Officer and Director Notification Obligation. You acknowledge that if you are the Chief Executive Officer (“CEO”) or a director, as defined under the Companies Act 1967 (“CA”) of a Company or its Affiliates, you are subject to certain disclosure requirements under section 133 of the SFA. Among these requirements is an obligation to notify the Company or its Affiliates in writing of: (a) any interest in shares, debentures, rights, participatory interests (where you are a director) or options in the Company or its Affiliates and/or its “related corporation” as defined under the CA (e.g., the Option or shares of Common Stock), within two business days of (i) becoming a registered holder of or acquiring an interest in the same, or (ii) becoming a CEO or a director, whichever later; and (b) any change in respect of (a), within two business days after the occurrence of the event giving rise to such change.

Resale Restrictions. The shares of Common Stock may not be offered, sold, or be made the subject of an invitation for subscription or purchase, whether directly or indirectly, to persons in Singapore other than pursuant to, and in accordance with the conditions of, an exemption under any provision of Subdivision (4) of Division 1 of Part XIII of the SFA, to the extent applicable.

Prescribed Capital Markets Products. The awards under the Plan are Prescribed Capital Markets Products (as defined in the Securities and Futures (Capital Markets Products) Regulations 2018).

Data Privacy. The following provision supplements Section 17 of the Option Agreement:

You hereby consent to the collection, use, disclosure, and processing (including the transmission outside of Singapore) of your personal data as defined under the Personal Data Protection Act 2012 (“PDPA”) of Singapore, by your employer, the Company and its Affiliates for the exclusive purpose of implementing, administering and managing your participation in the Plan. You understand and agree that the Personal Data may be transferred to any third parties assisting in the implementation, administration and management of the Plan, that these recipients may be located in Singapore or elsewhere, in particular in the US, and that the recipient country may have different data privacy laws providing less protections of your Personal Data than Singapore, in which case the transferring entity will ensure that such recipient(s) provide a standard of protection to such Personal Data so transferred that is comparable to the protection under the PDPA.

TAIWAN

Data Privacy. The following provision supplements Section 17 of the Option Agreement:

You agree that the term “Data” as defined in Section 17 of the Option Agreement shall also include your identification card number and passport number, in addition to the other types of personal data, set forth in such section. You hereby acknowledge having read and understood the terms regarding the collection, processing and transfer of Data contained in Section 17 of the Option Agreement and, by participating in the Plan, you agree to such terms. In this regard, you acknowledge that the Company or the Employer may request you to execute data privacy consent forms (or any other agreements or consents that may be required by the Employer or the Company) that the Company and/or the Employer may deem necessary under applicable data privacy laws, either now or in the future. You understand that you may, from time to time, exercise any of the following rights: (1) access Data to check and review it; (2) have a copy of Data; (3) supplement or correct Data; (4) demand that the Company or the Employer cease the collection, processing, or use of Data; and (5) demand that the Company or the Employer delete Data. You also understand that you will not be able to participate in the Plan if you fail to execute any such consent or agreement or may not be able to participate in the Plan if you exercise any of the above rights.

7

International Form

Securities Law Information. The Option and the shares of Common Stock underlying the Option are available only for Employees, Consultants or Directors of the Company and its Affiliates. They do not constitute a public offer of securities by a Taiwanese company, and hence will not be subject to the securities regulations of Taiwan and does not require any prior approval from, or registration with, the Financial Supervisory Commission of Taiwan or other Taiwanese regulatory authority or any disclosures in Taiwan, as long as the communication is to identified Employees, Consultants or Directors of the Company and its Affiliates in Taiwan only and not to any non-specific persons.

Exchange Control Information. Taiwanese residents may acquire and remit foreign currency (including proceeds from the sale of shares of Common Stock) into and out of Taiwan for an aggregate amount of up to US$5,000,000 or its equivalence in other foreign currencies per year. Any inward/outward remittance that exceeds the aforesaid ceiling amount is subject to the prior approval of the Central Bank of the Republic of China (Taiwan). You understand that if you are a Taiwanese resident, and the transaction amount is TWD$500,000 or more in a single transaction, you may need to submit a foreign exchange transaction form and provide supporting documentation to the satisfaction of the remitting bank.

8

International Form

ATTACHMENT II

2020 Equity Incentive Plan

[Reference is made to the 2020 Equity Incentive Plan filed separately]

International Form

ATTACHMENT III

NOTICE OF EXERCISE

International Form

AMBIQ MICRO, INC.

NOTICE OF EXERCISE

This constitutes notice to Ambiq Micro, Inc. (the “Company”) under my stock option that I elect to purchase the below number of shares of Common Stock (“Common Stock”) of the Company (the “Shares”) for the price set forth below. Use of certain payment methods is subject to Company and/or Board consent and certain additional requirements set forth in the Option Agreement and the Plan. If the Company uses an electronic capitalization table system (such as Carta or Shareworks) and the fields below are blank, the blank fields will be deemed to come from the electronic capitalization system and is considered part of this Notice of Exercise.

Option Information

Type of option:	Nonstatutory
Stock option dated:
Number of Shares as to which option is exercised:
Certificates to be issued in name of:[2]

Exercise Information

Date of Exercise:
Total exercise price (US$):
Cash (US$):[3]
Regulation T Program (cashless exercise) (US$):[4]
Value of _________ Shares delivered with this notice (US$):[5]
Value of _________ Shares pursuant to net exercise: (US$)[6]

By this exercise, I agree (i) to provide such additional documents as you may require pursuant to the terms of the 2020 Equity Incentive Plan, and (ii) to provide for the payment by me (in the manner designated by you) of the withholding obligation, if any, relating to the exercise of this option. I further agree that this Notice of Exercise may be delivered via facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act or other applicable law) or other transmission method and will be deemed to have been duly and validly delivered and be valid and effective for all purposes.

[2]	If left blank, will be issued in the name of the option holder.
[3]	Cash may be in the form of cash, check, bank draft, electronic funds transfer or money order payment.
[4]	Subject to Company and/or Board consent and must meet the public trading and other requirements set forth in the Option Agreement.
[5]

Subject to Company and/or Board consent and must meet the public trading and other requirements set forth in the Option Agreement. Shares must be valued in accordance with the terms of the option being exercised, and must be owned free and clear of any liens, claims, encumbrances or security interests. Certificates must be endorsed or accompanied by an executed assignment separate from certificate.

[6]	Subject to Company and/or Board consent.

International Form

By this exercise, I agree to be bound by the provisions of, and execute a counterpart signature to, (i) that certain Sixth Amended and Restated Voting Agreement, dated as of October 16, 2020, by and among the Company and the parties listed on the signature pages thereto, as such agreement may be amended, restated, or replaced from time to time (the “Voting Agreement”), and to be deemed a “Key Holder” and “Stockholder” under the Voting Agreement for purposes thereof, and (ii) that certain Right of First Refusal and Co-Sale Agreement, dated as of October 16, 2020, by and among the Company and the parties listed on the signature pages thereto, as such agreement may be amended, restated, or replaced from time to time (the “ROFR Agreement”), and to be deemed a “Common Holder” and “Stockholder” under the ROFR Agreement for purposes thereof.

I hereby make the following certifications and representations with respect to the number of Shares listed above, which are being acquired by me for my own account upon exercise of the option as set forth above:

I acknowledge that the Shares are being offered and sold to it in reliance on an exemption from the registration requirements of United States federal and state securities laws under Regulation S promulgated under the Securities Act of 1933, as amended (“Securities Act”) and that the Company is relying upon the truth and accuracy of my representations, warranties, agreements, acknowledgments and understandings set forth herein in order to determine the applicability of such exemptions and my suitability to acquire the Shares. In this regard, I represent, warrant and agree that: (a) I am a natural person and I am not a U.S. Citizen or person resident in the United States, (b) at the time of the origination of contact concerning the Option Documents and the date of the execution and delivery of the Option Documents, I was outside of the United States, (c) I am acquiring the Shares for my own account and not for the account or benefit of any other person, (d) I will not, during the period commencing on the date of issuance of the Shares and ending on the first anniversary of such date, or such shorter period as may be permitted by Regulation S or other applicable securities law (the “Restricted Period”), offer, sell, pledge or otherwise transfer the Shares in the United States, or to a U.S. Person for the account or benefit of a U.S. Person, or otherwise in a manner that is not in compliance with Regulation S, (e) I will, after expiration of the Restricted Period, offer, sell, pledge or otherwise transfer the Shares only pursuant to registration under the Securities Act or an available exemption therefrom and, in accordance with all applicable state and foreign securities laws, (f) I have not in the United States, engaged in, and prior to the expiration of the Restricted Period will not engage in, any short selling of or any hedging transaction with respect to the Shares, including without limitation, any put, call or other option transaction, option writing or equity swap, (g) Neither I nor or any person acting on my behalf has engaged, nor will engage, in any directed selling efforts to U.S. Citizens with respect to the Shares and I and any person acting on my behalf have complied and will comply with the “offering restrictions” requirements of Regulation S under the Securities Act, (h) the transactions contemplated by the Option Documents have not been pre-arranged with a buyer located in the United States or with a U.S. Person, and are not part of a plan or scheme to evade the registration requirements of the Securities Act, and (i) neither I nor any person acting on my behalf has undertaken or carried out any activity for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States, its territories or possessions, for any of the Shares. I agree not to cause any advertisement of the Shares to be published in any newspaper or periodical or posted in any public place and not to issue any circular relating to the Shares, except such advertisements that include the statements required by Regulation S under the Securities Act, and only offshore and not in the U.S. or its territories, and only incompliance with any local applicable securities laws.

I further agree (i) not to make any disposition of all or any part of the Shares unless such disposition is (a) in accordance with the provisions of Regulation S of the Securities Act, (b) pursuant to registration under the Securities Act, or (c) pursuant to an available exemption from registration, and (ii) not to engage in hedging transactions with regard to such securities unless in compliance with the Securities Act.

International Form

I acknowledge and agree that (i) the Company will refuse to register any transfer of the Shares not made (x) in accordance with Regulation S, (y) pursuant to registration under the Securities Act or (z) pursuant to an available exemption from registration, provided, however, that if foreign law prevents the Company from refusing to register such transfers, the Company will implement other reasonable procedures to prevent any such transfer not made in accordance with Regulation S, and (ii) with respect to the Shares, such securities may not be delivered within the United States upon exercise, other than in offerings deemed to meet the definition of an “offshore transaction” pursuant to Rule 902(h) of Regulation S, unless registered under the Act or an exemption from such registration is available.

I further acknowledge that all certificates representing any of the Shares subject to the provisions of the option will have endorsed thereon appropriate legends reflecting the foregoing limitations, as well as any legends reflecting restrictions pursuant to the Company’s Certificate of Incorporation, Bylaws and/or applicable securities laws, including, but not limited to, the following:

“THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A RIGHT OF FIRST REFUSAL IN FAVOR OF THE COMPANY, AS PROVIDED IN A CERTAIN STOCK OPTION AGREEMENT WITH THE COMPANY.

THESE SHARES HAVE BEEN OFFERED AND SOLD OUTSIDE OF THE UNITED STATES TO NON-U.S. PERSONS PURSUANT TO THE PROVISIONS OF REGULATION S OF THE SECURITIES ACT. THESE SHARES MAY NOT BE TRANSFERRED OR SOLD EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S, PURSUANT TO REGISTRATION UNDER THE SECURITIES ACT, OR PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM REGISTRATION. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THESE SHARES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT.”

I hereby further represent that I have satisfied myself as to the full observance of the laws of my jurisdiction in connection with any invitation to subscribe for the Shares or any use of Option Documents, including (i) the legal requirements within my jurisdiction for the purchase of the Shares (including, without limitation, any required oversea direct investment filing), (ii) any foreign exchange restrictions applicable to such purchase, (iii) any government or other consents that may need to be obtained, and (iv) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale or transfer of the Shares. I further represent that the Company’s offer and sale and my subscription and payment for and continued beneficial ownership of the Shares will not violate any applicable securities or other laws of my jurisdiction.

I further acknowledge and agree that, except for such information as required to be delivered to me by the Company pursuant to the option or the Plan (if any), I will have no right to receive any information from the Company by virtue of the grant of the option or the purchase of shares of Common Stock through exercise of the option, ownership of such shares of Common Stock, or as a result of my being a holder of record of stock of the Company. Without limiting the foregoing, to the fullest extent permitted by law, I hereby waive all inspection rights under Section 220 of the Delaware General Corporation Law and all such similar information and/or inspection rights that may be provided under the law of any jurisdiction, or any federal, state or foreign regulation, that are, or may become, applicable to the Company or the Company’s capital stock (the “Inspection Rights”). I hereby covenant and agree never to directly or indirectly commence, voluntarily aid in any way, prosecute, assign, transfer, or cause to be commenced any claim, action, cause of action, or other proceeding to pursue or exercise the Inspection Rights.

I further agree that, if required by the Company (or a representative of the underwriters) in connection with the first underwritten registration of the offering of any securities of the Company under the Securities Act, I will not sell, dispose of, transfer, make any short sale of, grant any option for the purchase of, or enter into any hedging or similar transaction with the same economic effect as a sale with respect to any shares of Common Stock or other securities of the Company for a period of 180 days

International Form

following the effective date of a registration statement of the Company filed under the Securities Act (or such longer period as the underwriters or the Company will request to facilitate compliance with applicable FINRA rules) (the “Lock-Up Period”). I further agree to execute and deliver such other agreements as may be reasonably requested by the Company or the underwriters that are consistent with the foregoing or that are necessary to give further effect thereto. In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such period. I further agree that the obligations contained in this paragraph will also, if so determined by the Company’s Board of Directors, apply in the Company’s initial listing of its Common Stock on a national securities exchange by means of a registration statement on Form S-1 under the Securities Act (or any successor registration form under the Securities Act subsequently adopted by the Securities and Exchange Commission) filed by the Company with the Securities and Exchange Commission that registers shares of existing capital stock of the Company for resale (a “Direct Listing”), provided that all holders of at least 5% of the Company’s outstanding Common Stock (after giving effect to the conversion into Common Stock of any outstanding Preferred Stock of the Company) are subject to substantially similar obligations with respect to such Direct Listing.

Very truly yours,

(Signature)

Name (Please Print)

Address of Record:

Email: